                                    CONTENTS


                                        PAGE
                                        ----
Expenses..............................    2
Key Features of the Funds.............    3
Matching the Funds to Your
  Investment Needs....................    5
Investing in Our Funds................    6
  Shareholder Services................    6
  How to Buy Shares...................    7
  How to Sell or Exchange Your
     Shares...........................    9
Investment Objectives and Policies....   10
Investment Techniques Used by
  Our Funds...........................   11
Important Information About
  Your Investment.....................   15
  Dividends and Other Distributions...   15
  Income Tax Information..............   16
  How We Determine the Price of
     Your Shares......................   16
  How the Funds Report Performance....   17
Organization and Management of
  Our Funds...........................   18
  Management Functions and
     Responsibilities.................   18
  Operating Fees and Expenses.........   19
  Other Information on the Operation
     of Our Funds.....................   20
Glossary of Important Terms...........   21


READING THIS PROSPECTUS. Explanations of all italicized terms in this Prospectus are included in the Glossary at the end of this Prospectus. References to "you" and "your" in this Prospectus refer to prospective investors and/or current shareholders, while references to "us," "our," and "our Funds" refer to the three Funds generally.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         SCHWAB ASSET DIRECTOR(R) FUNDS

THE SCHWAB ASSET DIRECTOR - HIGH GROWTH FUND, THE SCHWAB ASSET
DIRECTOR - BALANCED GROWTH FUND, AND THE SCHWAB ASSET DIRECTOR - CONSERVATIVE GROWTH FUND (THE "FUNDS") are a family of three asset allocation funds which provide diversification among major investment categories. Each Fund seeks to meet its investment objective by investing in a different mix of stocks, bonds, and cash-equivalents. All three Funds are designed to provide varying degrees of exposure to the growth potential of the stock market. Each Fund is a diversified investment portfolio of Schwab Capital Trust (the "Trust"), a no-load, open-end management investment company.

ABOUT THIS PROSPECTUS: THIS PROSPECTUS PROVIDES YOU WITH CONCISE INFORMATION THAT YOU SHOULD KNOW BEFORE YOU DECIDE IF THE FUNDS PROVIDE THE INVESTMENT OPPORTUNITIES YOU ARE LOOKING FOR. READ IT CAREFULLY, AND RETAIN IT FOR FUTURE REFERENCE. You can find more detailed information in the Statement of Additional Information, dated September 25, 1995 (as amended from time to time). That Statement has been filed with the Securities and Exchange Commission ("SEC") and is incorporated in this Prospectus by reference (which means that it is legally considered part of this Prospectus even though it is not printed here). The Prospectus is available electronically by using our Internet address: http://www.schwab.com. You can get a free paper copy of this Prospectus or the Statement of Additional Information by calling Schwab at 800-2 NO-LOAD, or by writing Schwab at 101 Montgomery Street, San Francisco, California 94104.

TO PLACE ORDERS AND FOR ACCOUNT INFORMATION: Contact your local Charles Schwab & Co., Inc. ("Schwab") office, or call 800-2 NO-LOAD (800-266-5623).


                         PROSPECTUS SEPTEMBER 25, 1995,
                          AS AMENDED DECEMBER 8, 1995

                                    EXPENSES

SHAREHOLDER TRANSACTION EXPENSES are the fees and charges you pay for buying or selling shares of a fund. You pay no sales fees or charges when you buy or sell shares of our Funds.

ANNUAL FUND OPERATING EXPENSES include management fees paid to the Investment Manager, transfer agency fees, and other expenses. These expenses cover services such as investment research and management of the Funds, maintaining shareholder records, and issuing shareholder statements. Each Fund pays its own annual operating expenses from its income, which is factored into the dividends paid to shareholders and into the Fund's share price. As a shareholder, you are not charged any of these fees directly.


                                    HIGH    BALANCED   CONSERVATIVE
                                   GROWTH    GROWTH       GROWTH
                                    FUND      FUND         FUND
                                   ------   --------   ------------
SHAREHOLDER TRANSACTION EXPENSES
   Sales Charge on Purchases and
     Reinvested Dividends.........   None      None         None
   Deferred Sales Charge or
     Redemption Fees..............   None      None         None
   Exchange Fees..................   None      None         None
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET
ASSETS)
   Management Fee (after fee
     reduction) 1.................  0.49%     0.49%        0.49%
   12b-1 Fees.....................   None      None         None
   Other Expenses 2...............  0.40%     0.40%        0.40%
                                   ------   --------      ------
TOTAL FUND OPERATING
 EXPENSES 3,4.....................  0.89%     0.89%        0.89%


1 This amount reflects a reduction by the Investment Manager, which is guaranteed through at least December 31, 1996. If there were no such reduction, the maximum management fee would be 0.74% of the average daily net assets of each Fund. (See "Organization and Management of Our
  Funds - Operating Fees and Expenses.")

2 "Other Expenses" are based on estimated amounts for the current fiscal year for each Fund.

3 Schwab currently imposes no fees for opening and maintaining a Schwab brokerage account. Effective October 1, 1995, Schwab will institute a $1,000 minimum equity requirement for brokerage accounts ($500 for custodial accounts). A quarterly fee of $7.50 will be charged on accounts that fall below the minimum. This fee, if applicable, will be charged at the end of each quarter and will be waived if there has been one commissionable trade within the last six months, or if the shareholder's combined account balances at Schwab total $10,000 or more. Schwab imposes no fees for opening and maintaining a Schwab One(R) account with a minimum balance of $5,000. Schwab One accounts with balances below $5,000 are subject to a monthly fee of $5 if there have been fewer than two commissionable trades within the last 12 months. Schwab Individual Retirement Accounts with balances of $10,000 or more by September 15, 1996, are not charged Schwab's $29 annual IRA account fee for the life of the account. Schwab Keogh plans are currently charged an annual fee of $45.


4 This amount reflects the guarantee by Schwab and the Investment Manager that, through at least December 31, 1996, total fund operating expenses will not exceed 0.89% of each Fund's average daily net assets. Without this guarantee, estimated total fund operating expenses would be 1.14% of each Fund's average daily net assets.

EXAMPLES. You would pay the following expenses on a $1,000 investment in the Funds, assuming (1) 5% annual return and (2) redemption at the end of each period.

                               1 YEAR    3 YEARS
                               -------   --------
High Growth Fund.............     $9        $28
Balanced Growth Fund.........     $9        $28
Conservative Growth Fund.....     $9        $28

THIS IS AN EXAMPLE ONLY AND DOES NOT REPRESENT PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THE EXPENSES SHOWN IN THE EXAMPLE. This example reflects the guarantee by Schwab and the Investment Manager that, through at least December 31, 1996, total fund operating expenses will not exceed 0.89% of each Fund's average daily net assets. Please remember that, while this example assumes a 5% annual return on investment, each Fund's actual returns may be more or less than the 5% used in this example.

The purpose of the table above is to help you understand the various costs and expenses you will bear directly or indirectly when you invest in the Funds. (See "Organization and Management of Our Funds - Operating Fees and Expenses.")

                           KEY FEATURES OF THE FUNDS

STRATEGY: Each Fund invests in a diversified mix of stocks, bonds, and cash-equivalents. Research shows that the greatest impact on investment returns is due to the asset allocation decision (the mix of stocks, bonds, and cash-equivalents) rather than market timing or individual stock and bond selections. A study of the performance of pension funds indicated that over 90% of the performance was determined by asset mix.*

The primary difference between the Funds is the proportion invested in stocks. Each Fund targets a different mix of investments as described below and on the following page. This mix among major asset classes will vary within defined ranges based on the Investment Manager's and the Sub-Adviser's determination of relative attractiveness of securities in the financial markets. For more detailed information, see "Investment Objectives and Policies."

                           SCHWAB ASSET DIRECTOR(R) -
                                HIGH GROWTH FUND

INVESTMENT OBJECTIVE: to provide you with high capital growth with less volatility than an all-stock portfolio. This Fund provides the greatest exposure to various stock categories, including domestic large and small company stocks and international stocks.

[PIE CHART 1]

                               TARGET             DEFINED
                                 MIX               RANGE
                               ------             -------
STOCKS                           80%              65%-95%
  Large Companies                40%
  Small Companies                20%
  International                  20%
CASH                              5%
BONDS                            15%

*Financial Analysts Journal; Brinson, Singer, Beebower; May - June 1991

                           SCHWAB ASSET DIRECTOR(R) -
                              BALANCED GROWTH FUND

INVESTMENT OBJECTIVE: to provide you with maximum total return, including both capital growth and income. This Fund represents a more balanced approach to stocks and bonds.

[PIE CHART 2]

                               TARGET             DEFINED
                                 MIX               RANGE
                               ------             -------
STOCKS                           60%              50%-70%
  Large Companies                30%
  Small Companies                15%
  International                  15%
CASH                              5%
BONDS                            35%

                           SCHWAB ASSET DIRECTOR(R) -
                            CONSERVATIVE GROWTH FUND

INVESTMENT OBJECTIVE: to provide you with income and more growth potential than an all-bond portfolio. This Fund's stock component is designed to help offset inflation.

[PIE CHART 3]

                               TARGET             DEFINED
                                 MIX               RANGE
                               ------             -------
STOCKS                           40%              30%-50%
  Large Companies                20%
  Small Companies                10%
  International                  10%
CASH                              5%
BONDS                            55%

MANAGEMENT. The Investment Manager, Charles Schwab Investment Management, Inc., currently manages the mutual funds in the SchwabFunds Family(R), a family of 18 mutual funds with over $29 billion in assets as of August 31, 1995. The Sub-Adviser, Symphony Asset Management, Inc., is a wholly-owned subsidiary of BARRA, Inc. BARRA, established in 1975, provides innovative analytical models, software, and services designed to enable its more than 800 clients in 30 countries to make superior investment decisions. Symphony presently acts as Sub-Adviser to two other investment companies and manages over $700 million of institutional and private account assets. For more detailed information, see "Organization and Management of Our Funds."

MARKET PERFORMANCE. For the twenty years ended 1994, the asset categories to be used by the Funds have provided the following average annual returns:*


Large company stocks
  (S&P 500 Index(R))................   14.5%
Small company stocks (Ibbotson and
  BARRA small cap index)............   19.1%
International stocks (MSCI EAFE)....   15.5%
Bonds (Ibbotson and Lehman
  long-term government bond
  index)............................    9.4%
Cash-equivalents (commercial
  paper A1P1).......................    8.4%


* Source: BARRA, Inc. See Glossary for definitions of the various indices. Indices do not include fees such as those charged by the Funds. Past performance of indices does not necessarily reflect future performance results of the Funds.

LOW COST INVESTING. You pay no sales fees or charges when you buy or sell shares of the Funds. Additionally, the Funds were designed with operating expenses below the industry average, which helps provide more competitive returns.

The Investment Manager and Schwab guarantee that each Fund's total fund operating expenses will not exceed 0.89% through

December 31, 1996. After this date, the guarantee may be terminated, modified, or continued. The industry average for total operating expenses of asset allocation funds is 1.43%.*

[BAR GRAPH]

Schwab Asset Director(R) Funds          0.89%
Average Asset Allocation Fund           1.43%

* Source: Morningstar Investment Services, Inc., April, 1995

You may be charged a fee for your Schwab account; please refer to footnote 3 on page 2. For more detailed information, see "Investing in Our Funds" and "Operating Fees and Expenses."

SHAREHOLDER SERVICES. Schwab's professional representatives are available toll-free 24 hours a day at 800-2 NO-LOAD to service your account, or you can visit or call your local Schwab office during regular business hours. Schwab also enables you to execute your trading requests through electronic products and services such as StreetSmart(TM), The Equalizer(R), and Telebroker(R). See "Investing in Our Funds."

CONVENIENT REPORTING. You receive one consolidated account statement for all of your account activity, including all of your SchwabFunds(R) activity.

FREE AUTOMATIC INVESTMENT PLAN. Schwab's free Automatic Investment Plan allows you to make regular investments in amounts and at intervals that you select. For more information, see "Investing in Our Funds - Schwab Automatic Investment Plan."

RETIREMENT PLANS. Schwab offers tax-advantaged retirement plans for which the Funds may be a particularly appropriate investment. For more information, see "Investing in Our Funds - Tax-Advantaged Retirement Plans."


SPECIAL RISK CONSIDERATIONS. The Funds may invest in foreign securities and small company stocks, which may pose special risks. Foreign securities may present unique investment opportunities; however, international investing involves risks not associated with domestic investing. Foreign securities markets are not always as efficient as those in the United States and are often less liquid and more volatile. Small company stocks have historically been characterized by greater total returns, greater volatility of returns, and lower dividend yields than large company stocks. As of August 31, 1995, the market capitalizations of the small companies in which the Funds may invest ranged from $150 million to $750 million. This market capitalization range may fluctuate in the future.


                           MATCHING THE FUNDS TO YOUR
                                INVESTMENT NEEDS

This family of three asset allocation funds provides diversification among major investment categories. Each Fund seeks to meet its investment objective by investing in a different mix of stocks, bonds, and cash-equivalents. All three Funds are designed to provide exposure to the growth potential of the stock market with varying degrees of volatility due to the different asset allocations. For more detailed information, see "Investment Objectives and Policies."

An investor's strategy might include investing in one or a combination of these Funds to match their investment time horizon and risk tolerance.

THE SCHWAB ASSET DIRECTOR(R) - HIGH GROWTH FUND may be appropriate for you if you have a long-term investment horizon and want the growth potential from stock investments. You should be comfortable with the risks of the stock market but do not want the volatility of an all-stock investment.

THE SCHWAB ASSET DIRECTOR(R) - BALANCED GROWTH FUND may be appropriate for you if you have an intermediate-term investment horizon and want a more balanced approach to your investment. You should want the growth potential from stock investments but are willing to achieve it more slowly and with less volatility than that provided by the Schwab Asset Director - High Growth Fund.

THE SCHWAB ASSET DIRECTOR(R) - CONSERVATIVE GROWTH FUND may be appropriate for you if you have a short-term investment horizon but still want some exposure to the stock market. You should want returns that keep pace with inflation but want to limit volatility to the extent possible.

RISKS CONSIDERATIONS: The Funds seek to reduce overall risk by diversifying investments among major asset categories and sub-categories. However, depending on the Investment Manager's asset allocation decisions with regard to the mix of stocks, bonds, and cash-equivalents, shareholders in the Funds may be exposed to the risks associated with each particular asset type. Stock risk is the possibility that stock prices will decline over short or even extended periods. Small-company and international stocks will typically be included in the mix and pose special risks. Bond risk is the potential for decline in the market value of bonds due to interest rate changes or the ability of an issuer to meet its obligations. Diversification among asset categories will not necessarily protect the Funds from loss.

You should pay special attention to the description of derivatives and foreign securities on pages 11 through 14, for these investments carry more risk potential than the Funds' other investments. The Funds may engage in futures contracts, options, spot foreign currency exchange contracts, forward foreign currency exchange contracts, and swap agreements. Foreign securities may present unique investment opportunities; however, international investing involves risks not associated with domestic investing. Foreign securities markets are not always as efficient as those in the U.S. and are often less liquid and more volatile.

Please refer to the "Investment Techniques Used by Our Funds" section in this Prospectus and "Investment Securities" in the Statement of Additional Information for a more detailed discussion of the risks associated with particular types of investments.

                             INVESTING IN OUR FUNDS

                              SHAREHOLDER SERVICES

You may place Fund purchase and redemption orders as well as request exchanges at any one of over 200 Schwab offices nationwide or by calling 800-2 NO-LOAD, where trained representatives are available to answer questions about the Funds and your account. The privilege to initiate transactions by telephone, as discussed below, is automatically available through your Schwab account.

We will follow reasonable procedures to confirm that your telephone instructions are genu-ine; otherwise, we may be liable for any losses you may suffer from unauthorized or fraudulent orders. These procedures may include requiring a form of personal identification, providing written confirmation of your telephone instructions, and recording all telephone transactions. You should be aware that telephone transactions may be difficult to implement during periods of drastic economic or market changes. If you experience difficulties in reaching us by telephone, you can mail your orders or place them in person as set forth on the following pages.

                               HOW TO BUY SHARES

NEW INVESTORS TO SCHWAB need to open a Schwab account by completing and signing an account application. Mail it, together with your check, to the address indicated on the application. You may also open your account in person as described in the table on the following page.

EXISTING SCHWAB INVESTORS must have funds in their Schwab account in order to buy shares in a Fund. Schwab will charge your Schwab brokerage account a $15 service fee for any check returned because of insufficient or uncollected funds or because of a stop payment order.

Schwab also enables you to execute your trading requests through electronic products and services such as StreetSmart(TM), The Equalizer(R), and Telebroker(R).

Within your Schwab account, you have access to other investments available at Schwab, such as stocks, bonds, and other mutual funds. The Securities Investor Protection Corporation (known as "SIPC") will provide account protection, in an amount up to $500,000, for securities, including Fund shares, that you hold in a Schwab account. Of course, SIPC account protection does not protect you from share price fluctuations.

                 FUND MINIMUMS
---------------------------------------------

FUND INITIAL PURCHASE:
     Brokerage account..............   $1,000
     Retirement account.............     $500
FUND ADDITIONAL PURCHASE:
     Brokerage account..............     $100
     Retirement account.............     $100
     Automatic investment plan......     $100
FUND MINIMUM BALANCE:
     Brokerage account..............   $1,000
     Retirement account.............     $500

---------------------------------------------


Schwab reserves the right to waive these minimums for clients of Schwab Institutional and The Charles Schwab Trust Company and for certain tax-advantaged retirement plans.


Each Fund, in its sole discretion and without prior notice to you, reserves the right to reject orders to buy shares, to change the minimum investment requirements, and to withdraw or suspend any part of the offering made by this Prospectus. All orders to buy shares must be accepted by the Fund, and orders are not binding until the Fund confirms or accepts them in writing.

                   HOW TO BUY SHARES
------------------------------------------------------

Whether by phone, mail, electronically, or in person, the following information is always needed:
- your Schwab account number.
- the name of the Fund you wish to buy.
- the amount you wish to invest.

BY PHONE
- Call 800-2 NO-LOAD.
- Place a buy order for your account.

BY MAIL
- Include a letter of instruction with the information requested above, signed by one of the registered account holders in the exact form specified on the account.
- Make your check payable to Charles Schwab & Co., Inc.
- Mail to 101 Montgomery Street, San Francisco, CA 94104 or your local Schwab office.
- Once your letter is mailed, it is irrevocable and may not be modified or canceled.

ELECTRONICALLY
- Refer to product information on StreetSmart(TM), The Equalizer(R), and Telebroker(R) for details.

IN PERSON
- Deposit your check at your local Schwab office.
- For the Schwab office nearest you, call 800-2 NO-LOAD.

BY WIRE
- Contact your local Schwab office for instructions.

AUTOMATICALLY
- Use Schwab Automatic Investment Plan.
- Sign up for this service when opening your account.
------------------------------------------------------


SCHWAB'S AUTOMATIC INVESTMENT PLAN ("AIP") allows you to make periodic investments in non-money market SchwabFunds(R) (and certain other funds available through Schwab) automatically and conveniently. You can make automatic investments in any amount, from $100 to $50,000, once you meet the Fund's investment minimum. Automatic investments are made from your Schwab account, and you may select from the following methods to make automatic investments: using the uninvested cash in your Schwab account; using the proceeds of redemption of shares of the Schwab Money Fund linked to your Schwab account; or using the Schwab MoneyLink(R) Transfer Service. As long as you are purchasing a Fund's shares through AIP, all dividends and distributions paid by the Fund must be reinvested in additional shares of that Fund. For more detailed information about this service, or to establish your AIP, call your local Schwab office or 800-2 NO-LOAD, 24 hours a day.


TAX-ADVANTAGED RETIREMENT PLANS. Schwab offers tax-advantaged retirement plans for which the Funds may be a particularly appropriate investment. Schwab's retirement plans allow participants to defer taxes while helping them build their retirement savings. The Schwab IRA is a retirement plan with a wide choice of investments offering individuals with earned income the opportunity to compound earnings on a tax-deferred basis. The Schwab Keogh is a tax-advantaged plan for self-employed individuals and their employees that permits the employer to make annual tax-deductible contributions of up to $30,000. Schwab also offers Corporate Retirement Plans to help a company attract and retain valuable employees. Call your local Schwab office or 800-2 NO-LOAD, 24 hours a day for more information.

                      HOW TO SELL OR EXCHANGE YOUR SHARES

You can sell your shares in the Fund at any time, in person, by telephone, or by mail. When you sell your shares, you may receive more or less than the amount you invested.

The exchange privilege allows you to exchange your SchwabFunds(R) shares for shares of any other SchwabFunds class or series available to investors in your state if your purchase meets that Fund's eligibility requirements. Thus, you can conveniently modify your investments if your goals or market conditions change. An exchange of shares will be treated as a sale of the shares for federal income tax purposes. Note that you must meet the minimum initial or subsequent investment requirements applicable to the shares you wish to receive in an exchange. The Funds reserve the right on 60 days' written notice to modify, limit, or terminate the exchange privilege.

              HOW TO SELL OR EXCHANGE SHARES
------------------------------------------------------

Whether by phone, mail, electronically, or in person, the following information is always needed:

When Selling Shares:
- your Schwab account number.
- the name of the Fund from which you wish to sell shares.
- the number of shares you wish to sell.

When Exchanging Shares:
- your Schwab account number.
- the number of shares you want to exchange.
- the name of the Fund from which you wish to exchange shares.

- the name of the fund and class into which shares are to be exchanged.

- the distribution option you select.

BY PHONE
- Call 800-2 NO-LOAD.
- Place a sell or exchange request for your account.

BY MAIL
- Include a letter of instruction with the information requested above, signed by one of the registered account holders in the exact form specified on the account.
- Mail to 101 Montgomery Street, San Francisco, CA 94104 or your local Schwab office.
- Once your letter is mailed, it is irrevocable and may not be modified or canceled.

ELECTRONICALLY
- Refer to product information on StreetSmart(TM), The Equalizer(R), and Telebroker(R) for details.

IN PERSON
- Place your sell or exchange request at your local Schwab office.
- For the Schwab office nearest you, call 800-2 NO-LOAD.
------------------------------------------------------

Payment for redeemed shares will be credited directly to your Schwab account no later than 7 days after Schwab's Mutual Fund Transfer Agency Department receives your sell instructions in proper form. Proceeds will then be held in your Schwab account or mailed to you depending on the account standing instructions you have selected. For information on how to wire funds from your Schwab account to your bank, contact your local Schwab office.

If you purchased shares by check, your sales proceeds may be held in your Schwab account until your check clears (which may take up to 15 days). Depending on the type of Schwab account you have, your money may earn interest during any holding period.

The Funds may suspend redemption rights or postpone payments when trading on the New York Stock Exchange is restricted, the Exchange is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist, or for such other circumstances as the SEC may permit. Each Fund may also elect to invoke a 7 day period for cash settlement of individual redemption requests in excess of $250,000 or 1% of the Fund's net assets, whichever is less. See "Purchase and Redemption of Shares" in the Statement of Additional Information.

                       INVESTMENT OBJECTIVES AND POLICIES

THE SCHWAB ASSET DIRECTOR(R) FUNDS are a family of three asset allocation funds which provide diversification among major investment categories. Each seeks to meet its investment objective by investing in a different mix of stocks, bonds, and cash-equivalents. Subject to regulatory approval, each Fund may also utilize investments in affiliated investment companies to meet its investment objective. All three Funds are designed to provide exposure to the growth potential of the stock market in varying degrees.

A target mix and a defined range have been established for each asset category in each of the Funds. Although there is a target mix for each of the stock sub-categories, there are no defined ranges. The amount invested in each Fund's stock sub-categories could vary widely from their targets, but not beyond the defined range of the stock category as a whole. The Investment Manager will allocate assets among stocks, bonds, and cash-equivalents, emphasizing investment in the most attractive asset category. The Sub-Adviser uses a Tactical Asset Allocation model to measure the relative value of each asset category and make recommendations for allocations within the defined ranges. The Funds may also make other investments that do not fall within the asset categories. The investment objectives stated below are fundamental to each Fund and may be changed only with shareholder approval. Because any investment involves risk, we cannot guarantee achieving these objectives.

                  SCHWAB ASSET DIRECTOR(R) - HIGH GROWTH FUND

The investment objective of the Schwab Asset Director - High Growth Fund is to provide you with high capital growth with less volatility than an all stock portfolio. This Fund provides the greatest exposure to various stock categories, including domestic large and small company stocks and international stocks.

The Schwab Asset Director - High Growth Fund's target mix as well as the defined ranges for the different asset categories are as follows:

                          TARGET    DEFINED
                           MIX      RANGES
                          ------   ---------
STOCKS                      80%     65%--95%
  Large company stocks      40%
  Small company stocks      20%
  International stocks      20%
BONDS                       15%      0%--30%
CASH-EQUIVALENTS             5%      0%--35%

                SCHWAB ASSET DIRECTOR(R) - BALANCED GROWTH FUND

The investment objective of the Schwab Asset Director - Balanced Growth Fund is to provide you with maximum total return, including both capital growth and income. This Fund represents a more balanced approach to stocks and bonds.

The Schwab Asset Director - Balanced Growth Fund's target mix as well as the defined ranges for the different asset categories are as follows:

                          TARGET    DEFINED
                           MIX      RANGES
                          ------   ---------
STOCKS                      60%     50%--70%
  Large company stocks      30%
  Small company stocks      15%
  International stocks      15%
BONDS                       35%     25%--45%
CASH-EQUIVALENTS             5%      0%--25%

              SCHWAB ASSET DIRECTOR(R) - CONSERVATIVE GROWTH FUND

The investment objective of the Schwab Asset Director - Conservative Growth Fund is to provide you with income and more growth potential than an all bond fund. This Fund's stock component is designed to help offset inflation.

The Schwab Asset Director - Conservative Growth Fund's target mix as well as the defined ranges for the different asset categories are as follows:

                          TARGET    DEFINED
                           MIX      RANGES
                          ------   ---------
STOCKS                      40%     30%--50%
  Large company stocks      20%
  Small company stocks      10%
  International stocks      10%
BONDS                       55%     45%--65%
CASH-EQUIVALENTS             5%      0%--25%

                           INVESTMENT TECHNIQUES USED
                                  BY OUR FUNDS

STOCKS, BONDS, AND CASH-EQUIVALENTS

Our Funds will invest in stocks, bonds, and cash-equivalents in varying proportions, according to the Funds' target mixes and defined ranges.

STOCK ALLOCATION: The common stocks the Funds invest in will be a diversified portfolio within each stock sub-category (large company, small company, and international stocks). Common stocks represent an ownership, or equity interest, in a company. Although common stocks have a history of long-term growth in value, their prices tend to fluctuate in the short-term.

LARGE COMPANY STOCKS: The Funds' large company stock allocation will be invested in all or a representative sample of the stocks which comprise the Standard & Poor's 500 Index(R).


SMALL COMPANY STOCKS: The Funds' small company stock allocation will be invested in all or a representative sample of stocks selected from a universe consisting of the second 1,000 largest U.S. operating corporations, as measured by market capitalization. Small company stocks have historically been characterized by greater total returns, greater volatility of returns, and lower dividend yields than large company stocks.


INTERNATIONAL STOCKS: The Funds' international stock allocation will be invested in all or a representative sample of stocks selected from a universe consisting of 350 of the largest non-U.S. operating corporations, as measured by market capitalization. These international stocks are issued by large, publicly traded companies from countries around the world with major developed securities markets, excluding the United States. Each Fund may also invest up to 5% of its net assets in the stocks and bonds of issuers in developing countries; see "Other Assets" for details. These investments will be denominated in a foreign currency, and the value of the Funds' investments will be affected by changes in currency exchange rates versus the U.S. dollar in addition to normal market fluctuations. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market, by changes in interest rates, as well as by political and economic factors. Other risks and considerations of international investing include: differences in accounting, auditing and financial reporting standards; generally higher transaction costs on foreign portfolio transactions; small trading volumes and generally lower liquidity of foreign stock markets, which may result in greater price volatility; foreign withholding taxes payable on the Funds' security holdings, which may reduce dividend income payable to shareholders; the possibility of expropriation, nationalization, or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability which could affect U.S. investment in foreign countries; and potential restrictions on the flow of international capital.

BOND ALLOCATION: Bond investments for the Funds will consist primarily of U.S. Government obligations, highly rated corporate debt obligations, and highly rated asset-backed securities. The debt securities in which the Funds invest are obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities, including bills, notes, bonds, discount notes, stripped government securities, and other debt securities. Not all obligations issued or guaranteed by U.S. Government agencies are backed by the full faith and credit of the United States. The Funds may also buy domestic and foreign issues of corporate debt obligations having floating or fixed rates of interest. Asset-backed securities, including mortgage-related securities, may also be included in the Funds' portfolios. Asset-backed securities are secured by company receivables, home equity loans, truck and auto loans, leases, and credit card receivables. The collateral backing asset-backed securities cannot be foreclosed upon. Mortgage-backed securities are securities collateralized by pools of mortgage loans and are assembled by various governmental agencies and organizations, such as GNMA, FNMA, and FHLMC. When interest rates decline, there is increased likelihood that the mortgages underlying a mortgage-backed security will be pre-paid, resulting in the loss of any unamortized premium paid for the securities and the probability of having to reinvest the proceeds at lower rates. The bond category also includes repurchase agreements collateralized by eligible investments.

The corporate debt obligations or the asset-backed obligations the Funds invest in will be rated in one of the three highest categories ("A" or better) by a nationally recognized statistical rating organization ("NRSRO").

The market value of the Funds' debt investments will change in response to interest rate fluctuations and other factors. During periods of falling interest rates, the values of outstanding debt securities generally rise; conversely, during periods of rising interest rates, the values of such securities generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by NRSROs in the rating of any debt security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Except under condition of default, changes in the value of portfolio securities will not affect cash income derived from these securities but will affect the Funds' net asset values.

CASH ALLOCATION: The Funds may invest in the following types of U.S. dollar denominated short-term money market instruments that the Investment Manager has determined to present moderate credit risk:
1. Bank certificates of deposit, time deposits, or bankers' acceptances of domestic banks (including their foreign branches), U.S. branches of foreign banks, and foreign branches of foreign banks, having capital, surplus, and undivided profits in excess of $100 million.
2. Commercial paper rated in one of the two highest rating categories by an NRSRO, or commercial paper or notes of issuers with an unsecured debt issue outstanding currently rated in one of the two highest rating categories by any NRSRO where the obligation is on the same or a higher level of priority and collateralized to the same extent as the rated issue.
3. Obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.
4. Repurchase agreements involving obligations that are suitable for investment under the categories set forth above.

OTHER ASSETS

The Funds may also make other investments that do not fall within the asset classes described above. These may include warrants, convertible securities, preferred stocks, real-estate related investments, precious metal related investments, American and European Depository Receipts, and stocks and bonds of issuers in developing countries. Each of these investments is limited to 5% of each Fund's net assets. In addition, the Funds may invest in other securities, in the future, not presently contemplated or which are not currently available. These additional investments must be consistent with the Funds' investment objective and must be legally permissible investments for the Funds.

THE FUNDS MAY USE FUTURES CONTRACTS AND OPTIONS in order to remain effectively fully invested in proportions consistent with the Investment Manager's current asset allocation strategy in an efficient and cost effective manner. Specifically, each Fund may enter into futures contracts and options thereon provided that the aggregate deposits required on these contracts do not exceed 5% of the Fund's total assets.

Futures contracts and options may be used for several reasons: to reallocate the Funds' assets among stocks, bonds and money market instruments while minimizing transaction costs; to maintain cash reserves while simulating full investment; to facilitate trading; or to seek higher investment returns or simulate full investment when a futures contract is priced more attractively or is otherwise considered more advantageous than the underlying security or index.

Because the transaction costs of futures contracts and options may be lower than the costs of investing in stocks or bonds directly, it is expected that the use of futures contracts may reduce the Funds' total transaction costs. Also, because futures contracts require only a small initial margin deposit, the Funds would then be able to simultaneously maintain a cash reserve for potential redemptions and simulate full investment. In the event of net redemptions from the Funds, sufficient futures contracts would be sold to avoid any leveraging of the Funds' assets.

Futures contracts and options pose certain risks. The primary risks associated with the use of futures contracts and options include: imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts and options, and possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of the Funds' underlying securities. The risk that the Funds will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. While futures contracts and options can be used as leveraged instruments, the Funds may not use futures contracts or options to leverage their portfolios.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. When investing in futures contracts, the Funds will segregate cash or cash-equivalents in the amount of the underlying obligation.

ADJUSTING INVESTMENT EXPOSURE. In addition to futures and options, each Fund may use a variety of techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve entering into spot foreign currency exchange contracts, forward foreign currency exchange contracts, and swap agreements. These techniques may be referred to as derivative transactions. The Funds may also sell securities short if at the time of the short sale the Fund owns or has the right to own securities equivalent in kind and amount to the securities sold short at no additional cost. The Investment Manager can use these practices to adjust the risk and return characteristics of a Fund's portfolio. If the Investment Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Funds' investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as agreed. Each of these techniques will be limited to 5% of each Fund's net assets. Please refer to the sections in the Statement of Additional Information entitled "Investment Securities" and "Investment Restrictions" for a more detailed discussion of these techniques and the risks associated with them.

ILLIQUID SECURITIES. Each Fund may purchase illiquid securities, provided that no more than 10% of a Fund's net assets valued at the time of the transaction are invested in such securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase securities on a "when-issued" or "delayed delivery" basis. When-issued or delayed delivery securities are securities purchased for future delivery at a stated price and yield. Generally, a Fund will not pay for such securities or start earning interest on them until the Fund receives them. Securities purchased on a when-issued or delayed delivery basis are recorded as assets. During the period between the agreement date and the settlement date, the value of such securities may change as the prices of securities in the stock market increase or decrease, or as interest rates change. Default by the other party to the agreement may result in a loss to a Fund.

REPURCHASE AGREEMENTS. Each of our Funds may engage in repurchase agreements. By entering into a repurchase agreement, a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price. The repurchase price is higher than the purchase price, thereby determining the yield during the Fund's holding period. In the event of a bankruptcy or other default of a repurchase agreement counterparty, a Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

BORROWING POLICY. The Funds may not borrow money except for temporary purposes to meet redemption requests that could not otherwise be met without immediately selling portfolio securities. A Fund may borrow an amount up to one-third of the value of a Fund's total assets and may pledge up to 10% of the Fund's net assets to secure such borrowings. No Fund may borrow for leverage purposes. This borrowing policy is fundamental to each Fund.

SECURITIES LENDING: Each Fund may lend up to 33 1/3% of its portfolio securities to broker-dealers as a means of increasing income. These loans must be fully collateralized at all times. As with any collateralized loan, there are risks of delay in recovery or even losses of rights in the assets loaned should the borrower fail financially.

INVESTMENT COMPANIES. Our Funds may also purchase shares of other no-load investment companies, including those managed by the Investment Manager. These purchases will be subject to the limitations imposed by the 1940 Act, and we will only make these purchases after obtaining any required regulatory approvals. Investment in other investment companies may cause you to bear duplicative fees for certain services.

TURNOVER. The Investment Manager anticipates that each Fund's annual turnover rates for the stock and bond categories of their portfolios will not exceed 100%.

                  IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

                       DIVIDENDS AND OTHER DISTRIBUTIONS

DISTRIBUTION OPTIONS
When you first buy shares in our Funds, you may choose one of the three following distribution options:


1. AUTOMATIC REINVESTMENT: We will reinvest all distributions in additional shares of the Fund. This option will be selected automatically unless you specify another option. If you are purchasing a Fund's shares through Schwab's AIP, you must choose this distribution option for that Fund.


2. CASH DIVIDENDS/REINVESTED CAPITAL GAINS: Income dividends will be paid in cash, and capital gains will be reinvested in additional shares of the Funds.

3. ALL CASH: Income dividends and any capital gains distributions will both be paid in cash.

Distributions will be reinvested at the net asset value next determined after their record date. Cash distributions will be credited to your Schwab account on the date distributions are payable and will be held in your Schwab account or mailed to you, depending on the standing instructions applicable to your account.

To change the distribution option you have selected, call your local Schwab office or 800-2 NO-LOAD.

The Funds intend to distribute substantially all of their net investment income each year, as determined by the Board of Trustees. Dividends from net investment income will be paid as follows: the Schwab Asset Director(R) - High Growth Fund and the Schwab Asset Director - Balanced Growth Fund, annually in December; the Schwab Asset Director - Conservative Growth Fund, quarterly in March, June, September, and December. You should be aware that your per share equity in undistributed net investment income may be diluted by the continuing purchases and redemptions of each Fund's shares.

Net capital gains, if any, will be distributed annually in December by all three Funds. All distributions will be automatically reinvested in additional shares of the Funds unless you elect otherwise.

                             INCOME TAX INFORMATION

The following is only a very brief summary of some of the federal income tax consequences that affect the Funds and their shareholders. Therefore, it is important that you consult with a tax adviser about your own tax situation.

Each Fund intends to qualify as a regulated investment company under the Code. In order to qualify, we will distribute to our shareholders on a current basis substantially all of our investment company taxable income and our capital gain net income (if any), and we will meet certain other requirements. As a regulated investment company, we will pay no federal income taxes to the extent that we distribute our earnings to our shareholders. Income received by the Funds from sources within certain foreign countries, however, may be subject to foreign income taxes withheld at the source.

Dividends paid by the Funds from net investment income and distributions from the Funds' net short-term capital gains in excess of any net long-term capital losses, whether received in cash or reinvested, generally will be taxable to shareholders as ordinary income. Distributions received from the Funds designated as long-term capital gains (net of capital losses), whether received in cash or reinvested, will generally be taxable as long-term capital gains without regard to the length of time a shareholder owned shares in the Funds.

We will provide you with a record of all dividends, distributions, purchases, and sales on your regular Schwab brokerage account statement. At least once a year we will notify you of the federal income tax consequences of all distributions made that year to your account.

                   HOW WE DETERMINE THE PRICE OF YOUR SHARES

The price of a share of each Fund is its net asset value, which we determine each Business Day at the close of trading on the New York Stock Exchange, generally at 4:00 p.m., Eastern time. We determine the price of a share by adding the total assets of each Fund, subtracting any liabilities attributable to that Fund, and then dividing the resulting number by the number of shares outstanding. Purchase or redemption orders and exchange requests will be executed at the net asset value next determined after receipt by Schwab's Mutual Fund Transfer Agency Department.

The Funds value their portfolio securities based on their market value, where quotations are readily available. The value of other assets for which no quotations are readily available (including any restricted securities) are valued at fair value as determined in good faith by the Investment Manager pursuant to Board of Trustees guidelines. Securities may be valued on the basis of prices provided by pricing services when such prices are believed to reflect fair market value.

                        HOW THE FUNDS REPORT PERFORMANCE

From time to time the Funds may advertise their total return or yield. Performance figures are based upon historical results and are not intended to indicate future performance. The Funds may also compare their historical performance figures to the performance of indices similar to their asset categories and sub-categories, such as those indices named in the chart under "Market Performance" on page 4.

A Fund's total return measures its overall change in value over a period, including share price movements, and assumes all dividends and capital gains have been reinvested. Average annual total return reflects the hypothetical annually compounded return calculated as mandated by the SEC. Other reported total return figures may differ in that they may report non-standard periods or represent aggregate or cumulative return over a stated length of time.

A Fund's yield refers to the income generated by an investment in the Fund over a given period of time, expressed as an annualized percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.


ANNUAL REPORT AND SEMI-ANNUAL REPORT MAILINGS. Twice a year, each Fund will provide a report to all shareholders describing the performance of the Funds and outlining the investments. In order to reduce mailing costs, we consolidate these shareholder mailings by household. If a household has multiple accounts and the same address of record for all the accounts, we will send mailings for all accounts at that address in a single package. If you do not want this consolidation of mailings to apply to your account, please write to SchwabFunds(R) at the address on the front of this Prospectus. To request a free copy of a Fund's Annual Report (or Semi-Annual Report), call your local Schwab office or call 800-2 NO-LOAD.

                                ORGANIZATION AND
                            MANAGEMENT OF OUR FUNDS

MANAGEMENT FUNCTIONS AND RESPONSIBILITIES

GENERAL OVERSIGHT OF OUR FUNDS. The Board of Trustees and officers meet regularly to review the Funds' investments, performance, expenses, and other business affairs.


THE INVESTMENT MANAGER. The Investment Manager, Charles Schwab Investment Management, Inc., is responsible for the overall management of the Funds' business affairs, subject to the authority of the Trustees and officers of the Trust. The Investment Manager makes all portfolio selection decisions, places all orders for the Funds' securities transactions, and has primary responsibility for the management of the Funds' investment portfolios. The Investment Manager, founded in 1989, is a wholly owned subsidiary of The Charles Schwab Corporation and is the investment adviser and administrator of the SchwabFunds(R) mutual funds. As of August 31, 1995, the SchwabFunds had aggregate net assets in excess of $29 billion.


Geri Hom is the portfolio manager for the equity portions of the Asset Director(R) Funds. She joined Schwab in March 1995 as Portfolio
Manager - Equities and currently manages the three Schwab index funds with approximately $1 billion in assets. For four years prior to joining Schwab, she was a Principal for Wells Fargo Nikko Investment Advisors. She was Vice President and Manager of the Domestic Equity Portfolio Management Group for Wells Fargo Nikko for seven years prior to that.

Andrea Regan is the portfolio manager for the bond portions of the Asset Director Funds. She joined Schwab in January 1991 and is currently Portfolio Manager - Fixed Income. She currently manages three money market funds and two bond funds with combined assets of approximately $3 billion. Prior to joining Schwab, she was Vice President and Manager of Trading for Merus Capital Management, the investment management division of the Bank of California.

Stephen B. Ward, Schwab's Senior Vice President and Chief Investment Officer, also participates in the management of each Funds' portfolios. Prior to April 1991, Mr. Ward was Vice President and Portfolio Manager for Federated Investors.

THE SUB-ADVISER. The Investment Manager has retained Symphony Asset Management, Inc. to serve as Sub-Adviser to the Funds. As Sub-Adviser, Symphony will recommend to the Investment Manager the asset mix within the defined ranges for each Fund. Symphony employs a Tactical Asset Allocation model to measure relative values among asset categories. Using this model, Symphony recommends asset allocations it believes will provide the highest returns for a given level of risk. Symphony does not recommend the purchase or sale of individual securities.

Symphony was established in 1994 as a wholly-owned subsidiary of BARRA, Inc. BARRA, founded in 1975, provides innovative analytical models, software, and services that enable its more than 800 clients in 30 countries to make superior investment decisions. BARRA's software and services analyze equity, fixed income, currency, and other financial markets. Symphony presently serves as Sub-Adviser to two other investment companies and manages directly and indirectly over $700 million in institutional and private account assets.

TRANSFER AGENT AND SHAREHOLDER SERVICES. Schwab serves as the Shareholder
Services

Agent and Transfer Agent for the Funds. Schwab was established in 1971 and is America's largest discount broker. Schwab provides low-cost securities brokerage and related financial services to approximately 3.3 million active customer accounts and has over 200 branch offices. Schwab also offers convenient access to financial information services and provides products and services that help investors make investment decisions. Schwab is a wholly-owned subsidiary of The Charles Schwab Corporation. Charles R. Schwab is the founder, Chairman and Chief Executive Officer, and a director of The Charles Schwab Corporation and, as of August 31, 1995, the beneficial owner of approximately 20.4% of the outstanding shares of that corporation. Mr. Schwab may be deemed to be a controlling person of Schwab and the Investment Manager.


OPERATING FEES AND EXPENSES

For investment management services, under the terms of its Investment Advisory and Administration Agreement with the Trust, the Investment Manager receives a graduated annual fee payable monthly from each Fund of 0.74% of each Funds' average daily net assets not in excess of $1 billion, 0.69% of such net assets over $1 billion, but not more than $2 billion, and 0.64% of such net assets over $2 billion.

The Investment Manager pays the Sub-Adviser an annual fee, payable monthly, ranging from 0.08% to 0.02% of the Funds' combined average daily net assets, declining as assets increase. The Sub-Adviser does not receive compensation directly from the Funds.

The Investment Manager and Schwab guarantee that, through at least December 31, 1996, the management fee for each of the Funds will not exceed 0.49% of its average daily net assets, and total fund operating expenses will not exceed 0.89% of each Fund's average daily net assets. The following expenses are not included as "operating expenses" for purposes of this guarantee: interest expenses, taxes, foreign taxes withheld, and capital items such as costs of purchase or sale of portfolio securities, including brokerage fees or commissions. The effect of this voluntary expense limitation is to maintain or increase the Funds' total return to shareholders.

For its services as Transfer Agent, Schwab receives an annual fee of 0.05% of the average daily net assets of each Fund. In addition, for shareholder services provided, Schwab receives an annual fee of 0.20% of the average daily net assets of each Fund.

Schwab serves as the distributor for the Funds but receives no compensation for this service.

OTHER EXPENSES. The Trust pays the expenses of the Funds' operations, including the fees and expenses for independent auditors, legal counsel, and custodians; the cost of maintaining books and records of account, taxes, and registration fees; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and industry association membership dues.

The Trust generally allocates these expenses among the individual investment portfolios or series ("Series") of the Trust, including the Funds. This allocation is based on the relative net assets of each Series at the time the expenses are incurred. However, expenses directly attributable to a particular series are charged to that series.

PORTFOLIO BROKERAGE. When placing orders for the Funds' securities transactions, the Investment Manager will use its judgment to obtain the best price and execution. The full range and quality of brokerage services available are considered in making these determinations. For securities transactions in which Schwab is not a principal, the Investment Manager may use Schwab to execute the Funds' transactions when it reasonably believes that commissions (or prices) charged and transaction quality will be at least comparable to those available from other qualified brokers or dealers.

OTHER INFORMATION ON THE OPERATION OF OUR FUNDS

The Trust was organized as a business trust under the laws of Massachusetts on May 7, 1993, and may issue an unlimited number of shares of beneficial interest in one or more Series or classes. Currently shares of five Series are offered.

The Board of Trustees may authorize the issuance of shares of additional Series or classes, if it deems it desirable. Shares within each Series have equal, noncumulative voting rights, and have equal rights as to dividends, assets, and liquidation.


To assist in minimizing administrative costs, share certificates will not be issued. Records regarding share ownership are maintained by the Transfer Agent.


ANNUAL SHAREHOLDER MEETINGS. The Trust is not required to hold annual meetings and does not intend to do so. It will, however, hold special meetings as required or deemed desirable by the Board of Trustees for purposes such as a change in a Fund's fundamental policies, election of Trustees, or approval of an investment advisory agreement. In addition, a Trustee may be elected or removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.

YOUR VOTING RIGHTS. If we were to make changes to a Fund's management or fundamental policies, you would be asked to vote as a shareholder because shareholders have voting rights on these matters. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the Fund will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back. Shareholders are entitled to one vote for each share owned.

Unless permitted by the 1940 Act, shareholders will vote by Series and not in the aggregate. For example, when voting to approve an investment advisory agreement for a Series, only shareholders of that Series may vote; when voting to elect Trustees, shareholders of all the Series vote in the aggregate.

                          GLOSSARY OF IMPORTANT TERMS

ANNUALIZED: calculated to represent a year; a statement produced by calculating financial results covering less than a year to show what might happen when the results are hypothetically extended to cover an entire year.

BOND: a debt obligation that requires the issuer to pay a fixed sum of money each year (the interest payments) until maturity, the date on which the bond comes due and the principal (the amount borrowed) must be paid. Floating or variable rate bonds have an interest rate that rises or falls if general interest rates or some other security (such as Treasury bills) rises or falls.


BUSINESS DAY: any day the New York Stock Exchange is open for business. A Business Day normally begins at 9 a.m. Eastern time when the Exchange opens, and usually ends at 4 p.m. Eastern time when the Exchange closes.


CAPITAL GAIN OR LOSS: the increase or decrease in the value of a security over the original purchase price. A gain is realized when the security that has increased in value is sold. An unrealized gain or loss occurs when the value of a security increases or decreases but the security is not sold. If a security is held for more than 12 months and then sold at a profit, that profit is a realized long-term capital gain. If it is sold at a profit after being held for less than 12 months, that profit is a realized short-term capital gain.

CASH-EQUIVALENTS: securities convertible into cash in a very short time period. See Money Market Instruments.

CODE: The Internal Revenue Code of 1986, as amended.

COMMERCIAL PAPER: unsecured debt obligations issued by businesses and sold at a discount but redeemed at par within 2 to 270 days.

DISTRIBUTION: payment the fund makes to shareholders. There are two kinds of distributions: dividends, or the profits (after expenses) from the fund's investments, and capital gains distributions.

DIVERSIFIED: under the 1940 Act, a diversified fund generally may not invest more than 5% of its assets in the securities of any one issuer and may not hold more than 10% of the voting shares of any one issuer with respect to 75% of the value of its total assets. Certain minor exceptions apply to this policy, which are described in the Statement of Additional Information. This test is applied to each of the Funds as a whole and to each of the Fund's stock sub-categories.

FHLMC: Federal Home Loan Mortgage Corporation.

FNMA: Federal National Mortgage Association.

FUNDAMENTAL: a policy which cannot be changed without the approval of a majority of the shareholders of a Fund.

GNMA: Government National Mortgage Association.

INVESTMENT MANAGER: Charles Schwab Investment Management, Inc.

INTERNATIONAL STOCKS: stocks of 350 of the largest non-U.S. operating corporations according to their market capitalization. Currently, the countries in which these stocks are issued include Australia, Austria, Belgium, Canada, Denmark, France, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

LARGE COMPANY STOCKS: The stocks of companies with the largest market capitalizations,

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i.e., market capitalizations of about $1.5 billion and up.

MSCI EAFE: Morgan Stanley Capital International Europe, Australia, Far East stock index.

MATURITY: the date on which the principal of a debt obligation such as a bond comes due and must be repaid.

MONEY MARKET INSTRUMENT: Short-term liquid debt such as Treasury bills and commercial paper. See Commercial Paper.

NET ASSET VALUE (NAV): on a per share basis, the value of one share in a fund. This value is determined by adding the total fund assets, subtracting all liabilities, and then dividing the resulting number by the number of shares outstanding.

NONCUMULATIVE VOTING RIGHTS: the right of a shareholder to vote only the number of shares owned at the time of voting.

PAR: for a stock, par is the value assigned to the stock at the time it is issued. It does not reflect either the intrinsic value of the security nor its market value. For a bond, par is the price at which the bond will be redeemed at its date of maturity, and the value on which the calculation of interest payments is based.

PORTFOLIO: the total stocks, bonds, and other securities held by an individual investor, a mutual fund, or a financial institution.

RISK: the possibility of losing all or part of your investment, that the value of your investment will decrease, or that you will receive little or no return on your investment.

S&P 500 INDEX(R): an index of 500 stocks selected, calculated, and published by Standard & Poor's, Inc.

SCHWAB: Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104.

SECURITIES AND EXCHANGE COMMISSION (SEC): established by Congress to administer the Securities Act of 1933, the Investment Company Act of 1940, and other securities-related laws.

SHORT-TERM: with respect to a fund's portfolio investments, maturing in 397 days or less.

SMALL COMPANY STOCKS: stocks of companies whose market capitalization is within a dollar range usually well below that of large companies, or in the lower portion of a list ranking companies by market capitalization (i.e., the second 1,000 largest companies according to their market capitalization).

SUB-ADVISER: Symphony Asset Management, Inc., 555 California Street, Suite #2975, San Francisco, California 94104.

TACTICAL ASSET ALLOCATION MODEL: a value-oriented strategy created by Symphony used to measure the relative values among asset categories to determine the asset allocation which seeks the highest reward for a given level of risk. Risks and correlations of the asset categories are measured from long-term return histories.

T-BILLS: debt securities issued by the U.S. Government having a maturity of less than one year.

THE 1940 ACT: the Investment Company Act of 1940, as amended.

TRANSFER AGENT: Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104.

TRUST: Schwab Capital Trust.

VOLATILITY: a measure of the magnitude and frequency of changes in securities values. Statistically, volatility is the measure of the spread of the prices or yields around the mean of the prices or yields.

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NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY STATEMENTS
ABOUT THIS OFFERING NOT CONTAINED IN THIS PROSPECTUS. IF ANYONE GIVES ANY OTHER INFORMATION OR MAKES ANY OTHER REPRESENTATIONS, DO NOT RELY ON SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR.
-------------------------------------------------------------------------------
THIS PROSPECTUS IS NOT AN OFFER IN ANY STATE IN WHICH SUCH AN OFFER MAY NOT LAWFULLY BE MADE, NOR IS IT AN OFFER TO ANY PERSON TO WHOM SUCH AN OFFER MAY NOT LAWFULLY BE MADE.
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                                       23

SCHWAB
ASSET DIRECTOR(R) FUNDS


PROSPECTUS September 25, 1995,
as amended December 8, 1995


Asset Director--High Growth
Asset Director--Balanced Growth
Asset Director--Conservative Growth


          [SchwabFunds Logo]


2462-1 (12/95) CRS 10188 Printed on recycled paper.

[SchwabFunds Logo]
101 Montgomery Street
San Francisco, California 94104